SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): September 20, 2000



                           HANSEN NATURAL CORPORATION
               (Exact name of registrant as specified in charter)





      DELAWARE                           0-18761                39-1679918
(State or other jurisdiction of       (Commission              (IRS employer
    incorporation)                    file number)           identification no.)


1010 Railroad Street                                                92882
Corona, California                                               (Zip Code)
(Address of principal executive offices)

(909) 739-6200
(Registrant's telephone number, including area code)

         ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                           On October 4, 2000, Hansen Natural  Corporation ( the
                  "Company" or "Registrant") filed a Current Report on Form 8-K to report that on September 20, 2000 the Company acquired, through its indirect subsidiary Blue Sky Natural Beverage Co., a Delaware corporation ("BSNBC"), certain assets of Blue Sky Natural Beverage Co., a New Mexico corporation ("BSNB-NM"), including its natural carbonated sodas and seltzer business, for a purchase price of $6.5 million (the "Acquisition"). Pursuant to Item 7 of Form 8-K, the Company indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Form 8-K/A is being filed to provide the required financial information.


         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Business Acquired

                           The financial statements of BSNB-NM required by Item
                  7 of Form 8-K are included herein as exhibits 99.1 and 99.2.

                  (b)      Pro Forma Financial Information

                           The  pro  forma  financial  statements   required  by
                  paragraphs (b)(2) and (a)(4) of Item 7 of Form 8-K are included herein.

                           Unaudited pro forma combined statement of income for the year ended December 31, 1999;

                           Unaudited pro forma combined statement of  income for
                           the  nine-months ended   September  30,  2000;

                           Unaudited pro forma combined condensed balance sheet data as of September 30, 2000;

                           and Note to unaudited pro forma combined statements of income and combined condensed balance sheet data.

                           The following  unaudited pro forma combined financial
                  statements are presented for information purposes only in response to Securities and Exchange Commission ("SEC")
                  requirements and are not necessarily indicative of the combined financial position or results of operations for future periods or the financial position or results of operations that would actually have been realized had the Company and BSNB-NM been a combined company during the specified periods. The unaudited pro forma combined financial statements, including the related note, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and related notes thereto of the Company, included in its Form 10-K and Form 10-Q, filed with the SEC on March 30, 2000 and November 9, 2000, respectively; and BSNB-NM's audited financial statements and related notes thereto for 1999 and its unaudited balance sheet and statement of operations for the nine-month period ending September 30, 2000, each of which are included in this Form 8-K/A.

                            The following unaudited pro forma combined financial
                  statements give effect to the Acquisition using the purchase method of accounting. The pro forma combined financial statements are based on the respective historical audited and unaudited consolidated financial statements and related notes of the Company and BSNB-NM, respectively. The pro forma adjustments are preliminary and are based on management's estimates of the value of the tangible and intangible assets acquired.

                            The pro forma  combined  statement of income for the
                  year ended December 31, 1999 assumes that the Acquisition took place as of January 1, 1999 and combines the Company's audited consolidated statement of income for the year ended December 31, 1999 with BSNB-NM's audited statement of operations for the year ended December 31, 1999. The pro forma combined statement of income for the nine months ended September 30, 2000 assumes that the Acquisition took place as of January 1, 2000 and combines the Company's unaudited consolidated statement of income for the nine months ended September 30, 2000 with BSNB-NM's unaudited statement of operations for the nine months ended September 30, 2000. The operating results of the acquired business since the date of the Acquisition are included in the Company's unaudited consolidated statement of income for the nine-months ended September 30, 2000.

                           The pro forma historical condensed balance sheet data
                  of the Company and BSNB-NM as of September 30, 2000 have been adjusted to eliminate the effects of the Acquisition. The pro forma adjustments to the historical condensed balance sheet data of the Company and BSNB-NM as of September 30, 2000 gives effect to the Acquisition. The combined condensed balance sheet data reports the actual balances of the Company as reported in the Company's Form 10-Q for the period ended September 30, 2000.

HANSEN NATURAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED:
--------------------------------------------------------------------------------


                                                                         December 31, 1999
                                                      ----------------------------------------------------------------------
                                                                 Historical                          Pro forma
                                                      --------------------------------   -----------------------------------
                                                          Company          BSNB-NM         Adjustments           Combined
                                                      --------------   ---------------   ---------------     ---------------

NET SALES                                             $  72,303,186    $    6,417,295    $                   $   78,720,481

COST OF SALES                                            38,776,532         4,570,070                            43,346,602
                                                      --------------   ---------------   ---------------     ---------------

GROSS PROFIT                                             33,526,654         1,847,225                            35,373,879

OPERATING EXPENSES:
Selling, general and administrative                      25,337,374         1,661,929                            26,999,303
Amortization of trademark license and trademarks            307,823                             162,500 (1)         470,323
Other expenses                                              380,378                                                 380,378
                                                      --------------   ---------------   ---------------     ---------------

        Total operating expenses                         26,025,575         1,661,929           162,500          27,850,004
                                                      --------------   ---------------   ---------------     ---------------

OPERATING INCOME                                          7,501,079           185,296          (162,500)          7,523,875

NONOPERATING EXPENSE (INCOME)
Interest and financing expense                              170,506           148,971           588,110 (2)         907,587
Interest income                                            (118,413)           (6,749)                             (125,162)
Gain on sale
                                                      --------------   ---------------   ---------------     ---------------
        Net nonoperating expense (income)                    52,093           142,222           588,110             782,425

INCOME BEFORE PROVISION
        FOR INCOME TAXES                                  7,448,986            43,074          (750,610)          6,741,450

PROVISION FOR INCOME TAXES                                2,971,118                            (300,244)(4)       2,670,874

                                                      --------------   ---------------   ---------------     ---------------


NET INCOME                                            $   4,477,868    $       43,074    $     (450,366)     $    4,070,576
                                                      ==============   ===============   ===============     ===============


NET INCOME PER COMMON SHARE:
        Basic                                         $        0.45                                          $         0.41
                                                      ==============                                         ===============
        Diluted                                       $        0.43                                          $         0.39
                                                      ==============                                         ===============


NUMBER OF COMMON SHARES USED
      IN PER SHARE COMPUTATIONS:
        Basic                                             9,964,778                                               9,964,778
                                                      ==============                                         ===============
        Diluted                                          10,510,604                                              10,510,604
                                                      ==============                                         ===============

See accompanying note to unaudited pro forma combined statements of income and combined condensed balance sheet data.

HANSEN NATURAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME
FOR THE NINE-MONTHS ENDED:
--------------------------------------------------------------------------------

                                                                         September 30, 2000
                                                      ----------------------------------------------------------------------
                                                                Historical                           Pro forma
                                                      --------------------------------   -----------------------------------
                                                          Company          BSNB-NM         Adjustments           Combined
                                                      --------------   ---------------   ---------------     ---------------

NET SALES                                             $  61,346,401    $    5,156,185    $                   $   66,502,586

COST OF SALES                                            32,472,187         3,643,876                            36,116,063
                                                      --------------   ---------------   ---------------     ---------------

GROSS PROFIT                                             28,874,214         1,512,309                            30,386,523

OPERATING EXPENSES:
Selling, general and administrative                      22,322,793         1,603,561                            23,926,354
Amortization of trademark license and trademarks            247,935                             121,875 (1)         369,810
Other expenses
                                                      --------------   ---------------   ---------------     ---------------

        Total operating expenses                         22,570,728         1,603,561           121,875          24,296,164
                                                      --------------   ---------------   ---------------     ---------------

OPERATING INCOME                                          6,303,486           (91,252)         (121,875)          6,090,359

NONOPERATING EXPENSE (INCOME)
Interest and financing expense                              169,059           101,646           447,222 (2)         717,927
Interest income and other                                   (11,467)         (314,335)                             (325,802)
Gain on sale of assets                                                     (6,402,838)        6,402,838 (3)            -
                                                      --------------   ---------------   ---------------     ---------------
        Net nonoperating expense (income)                   157,592        (6,615,527)        6,850,060             392,125

INCOME BEFORE PROVISION
        FOR INCOME TAXES                                  6,145,894         6,524,275        (6,971,935)          5,698,234

PROVISION FOR INCOME TAXES                                2,440,516                            (227,639)(4)       2,212,877
                                                      --------------   ---------------   ---------------     ---------------


NET INCOME                                            $   3,705,378    $    6,524,275    $   (6,744,296)     $    3,485,357
                                                      ==============   ===============   ===============     ===============


NET INCOME PER COMMON SHARE:
        Basic                                         $        0.37                                          $         0.35
                                                      ==============                                         ===============
        Diluted                                       $        0.35                                          $         0.33
                                                      ==============                                         ===============


NUMBER OF COMMON SHARES USED
      IN PER SHARE COMPUTATIONS:
        Basic                                             9,959,592                                               9,959,592
                                                      ==============                                         ===============
        Diluted                                          10,440,377                                              10,440,377
                                                      ==============                                         ===============
See accompanying note to unaudited pro forma combined statements of income and combined condensed balance sheet data.

HANSEN NATURAL CORPORATION AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET DATA

--------------------------------------------------------------------------------


                                                                             September 30, 2000
                                                      --------------------------------------------------------------------
                                                                          Pro forma
                                                      ------------------------------------------------
                                                        Company (7)      BSNB-NM (7)      Adjustments          Combined
                                                      --------------  ---------------  ---------------     ---------------


Working Capital                                       $  12,654,561   $     (595,300)  $      648,300 (5)  $   12,707,561
Net trade accounts receivable                             7,361,309          221,678         (221,678)(6)       7,361,309
Inventories                                              10,737,659           40,000                           10,777,659
Total assets                                             32,669,002          484,598        6,058,451 (5)      39,212,051
Long-term debt                                            2,303,671        1,612,790        4,887,210 (5)       8,803,671
Deferred income tax liability                             1,225,271                                             1,225,271
Shareholders' equity (deficit)                           21,857,395       (1,784,872)       1,784,872 (6)      21,857,395


See accompanying note to unaudited pro forma combined statements of income and combined condensed balance sheet data.

                  HANSEN NATURAL CORPORATION AND SUBSIDIARIES
                  NOTE TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME AND COMBINED CONDENSED BALANCE SHEET DATA


                           On September 20, 2000, the Company acquired , through
                  its indirect subsidiary Blue Sky Natural Beverage Co., a Delaware corporation ("BSNBC"), certain assets of Blue Sky Natural Beverage Co., a New Mexico corporation ("BSNB-NM"), including the Blue Sky trademarks and certain other assets for a purchase price of $6.5 million (the "Acquisition"). The Blue Sky(R) products include a range of all-natural carbonated sodas and seltzers that are marketed throughout the United States and in certain international markets, principally to the health food trade. The Acquisition has been accounted for as a purchase in accordance with Accounting Principles Board Opinion No. 16, "Business Combinations." Accordingly, the purchase price inclusive of certain acquisition costs, was allocated to the tangible and intangible assets acquired based on their respective fair values at the date of the
                  Acquisition. The purchase price, inclusive of certain acquisition costs, was financed through the Company's modified line of credit.

                           The purchase price was allocated as follows:


                           Cash paid to BSNB-NM                                            $6,500,000
                           Additional costs                                                    43,049
                                                                                           ----------
                                            Total purchase price                           $6,543,049
                                                                                           ==========

                           Trademarks                                                      $6,478,049
                           Inventories                                                         40,000
                           Prepaid expenses                                                    13,000
                           Fixed assets                                                        12,000
                                                                                           ----------
                                            Net assets acquired                            $6,543,049
                                                                                           ==========


                           Trademarks   acquired   will   be   amortized   on  a
                  straight-line basis over forty years. The operating results of BSNBC since the date of the Acquisition are included in the Company's results of operations.

                           The unaudited pro forma combined statements of income
                  give effect to the Acquisition as if it had occurred at the beginning of the period presented.

                            The following adjustments have been reflected in the
                  unaudited  pro   forma   combined   statements  of income  and
                  unaudited pro forma condensed balance sheet data:

                 (1) To record additional amortization of trademarks and trademark license of $162,500 and $121,875 for the twelve-months and nine-months presented, respectively.
                 (2) To record additional interest expense of $588,110 and $447,222 for the twelve-months and nine-months presented, respectively, in respect of the increase in total debt incurred in connection with the Acquisition.
                 (3) To record elimination of gain realized by BSNB-NM in connection with the Acquisition.
                 (4)     To record tax effect of pro forma  adjustments.
                 (5) To record acquisition of BSNB-NM's business and certain assets and related increase in long-term debt.

                  HANSEN NATURAL CORPORATION AND SUBSIDIARIES
                  NOTE TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME AND COMBINED CONDENSED BALANCE SHEET DATA

                 (6) To record the elimination of certain assets, liabilities and shareholders' equity not acquired from BSNB-NM.
                 (7) The historical condensed balance sheet data presented are based of the balance sheets of the Company and BSNB-NM at September 30, 2000 adjusted to eliminate the effects of the Acquisition.


                           In  1997,  the  Company's  wholly-owned   subsidiary,
                  Hansen Beverage Company, obtained a credit facility from Comerica-Bank California ("Comerica"), consisting of a revolving line of credit of up to $3 million in the aggregate at any time outstanding and a term loan of $4 million (the "Credit Facility"). The Credit Facility was subsequently modified from time to time. In the third quarter ended September 30, 2000, the Company entered into a modification agreement with Comerica to further amend the Credit Facility in order to finance the Acquisition, payoff the term loan, and provide additional working capital (the "Modification Agreement"). Pursuant to the Modification Agreement, the revolving line of credit was increased to $12.0 million, reducing to $6.0 million by September 2004. The revolving line of credit remains in full force and effect through September 2005. Further, the rate of interest payable by the Company on advances under the line of credit are based on the bank's base (prime) rate, plus an additional amount of up to .5% or the bank's LIBOR rate, plus an additional amount of up to 2.5%, depending upon certain financial ratios of the Company from time to time.

                           The initial use of  proceeds  under the  Modification
                  Agreement was to pay $6.5 million to BSNB-NM in connection with the Acquisition, to payoff the remaining $807,000 balance due under the term loan and to finance working capital. The Company's borrowings on the line of credit at September 30, 2000 were $8,286,000.

                           The   Modification   Agreement   contains   financial
                  covenants that require the Company to maintain certain financial ratios and achieve certain levels of annual income. The Modification Agreement also contains certain non-financial covenants. At September 30, 2000, the Company was in compliance with all covenants.

                  (c)      Exhibits

                  Exhibit Number            Description
                  --------------            -----------
                  99.1                      Audited Financial Statements of Blue
                                            Sky Natural Beverage,  a  New Mexico
                                            corporation ("BSNB-NM") for 1999 and
                                            1998.



                  99.2 Unaudited Balance Sheet at September 30, 2000 for BSNB-NM and Unaudited Statement of Operations for the nine-months then ended.

                                                     SIGNATURES



                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  December 4, 2000

                                           HANSEN NATURAL CORPORATION



                                           By:      /s/ Rodney C. Sacks
                                                     Rodney C. Sacks
                                                     Chairman of the Board
                                                     and Chief Executive Officer